UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As reported in the Current Report on Form 8-K filed by MB Financial, Inc. (the “Company”) on December 6, 2018, the Company previously received a notice required by Section 101(i)(2)(e) of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”), from the administrator of the MB Financial, Inc. 401(k) Profit Sharing Plan (the “Plan”) regarding an anticipated blackout period for the Plan’s MB Financial Stock Fund (the “MB Stock Fund”) investment option. The blackout period, which will occur in connection with the anticipated closing of the Company’s pending merger (the “Merger”) with a subsidiary of Fifth Third Bancorp (“Fifth Third”), is necessary to facilitate the conversion and exchange of the Company’s common stock into Fifth Third common stock.

On March 7, 2019, Fifth Third and the Company jointly announced that Fifth Third has received all necessary regulatory approvals to complete the Merger and that, subject to the completion of customary closing conditions, it is anticipated that the Merger will be completed on March 22, 2019. On March 7, 2019, the Company received a second notice, required by Section 101(i)(2)(e) of ERISA, from the Plan administrator regarding the blackout period in the MB Stock Fund in connection with the closing of the Merger, including the commencement date and duration of the blackout period. In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR, the Company sent an updated notice (the “Updated Notice”) to its directors and executive officers on March 7, 2019, notifying them that the blackout period in the MB Stock Fund and certain trading prohibitions that they will be subject to will commence at 3:00 p.m., Central Time, on March 18, 2019 and are expected to end during the week of March 25, 2019. A copy of the Updated Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, holders of the Company’s common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a request to Doria Koros, Corporate Secretary of MB Financial, Inc. by mail at 6111 N. River Road, Rosemont, IL 60018, or by telephone at (847) 653-1992.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit 99.1 Notice to Directors and Executive Officers of MB Financial, Inc. Regarding Blackout Period and Regulation BTR Trading Restrictions, dated March 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date:	March 12, 2019	By:	/s/Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer
(Principal Financial Officer)